TWIN FACES EAST, INC.
                         ASSET & PROPERTY PROFILE

                               CONFIDENTIAL


1-    Read  SpeakT   technology to be launched with  Tales  from  a  Rabbit
JournalT  but also available for:
          *    Education
          *    Animated
          *    Language Training
          *    Foreign Films
          *    Subtitle Replacement


2-   Tales From A Rabbit JournalT (Pro Forma attached):
          *    Need $500K for pilot
          *    Fox Kids Agreement to show series (Channel America)
          *    Video distribution agreements in place (Congress Home Video)
          *    Audio tape opportunities
          *    Book and TV scripts written
          *    Character merchandise licensing
          *    Artists View Entertainment (No. Hollywood) agreement


3-   Einstein products:
          * Limited Edition Photo Book available for Einstein Medical College fundraiser
          *    Auction 16 mm film (Pioneer Auction)
          *    Retain specialty market licensing rights
          *    Jewish National University
          *    PBS Documentary - need $300 K to produce


4-   Hidden Treasure of the WorldT
          *    PBS or National Geographic Series
          *    Video rights via TV sales
          *    St. Lavra story - ownership

5-   Apparel line of Dog & Cat items
          *    T-Shirts and hats
          *    Ties
          *    Licensing opportunities


6-   CartoonvelopesT  line of stationery and envelopes for kids
          *    Sold into Woolworths
          *    Donation to St. Jude's Hospital for endorsement
          *    Hospital gifts - florists - gift shops
          *    Character on hospital garments gowns etc.
          *    J.C. Penny's carry line
          *    Tie to Rabbit Promotion


7-   Jungle BunchT animated cartoon series
          *    Cable series
          *    Video opportunities
          *    Licensing opportunities


8-   BixsbeeT animated stories
          *    Cable series
          *    Video opportunities
          *    Licensing opportunities
          *    CD ROM interactive game
          *    Mall Kiosk to place child into story


9-   The Town That Arrested Santa ClausT
          *    One hour animated made for TV story
          *    Children book sales

                               BILL OF SALE

I,  MICHAEL  SMOLANOFF,  of Ocean Grove, New Jersey,  in  consideration  of

1,764,000   shares  of  common  stock  of  TWIN  FACES  EAST  ENTERTAINMENT

CORPORATION, a Nevada Corporation, receipt of which is hereby acknowledged,

has  sold and assigned and by this Bill of Sale does grant, assign and  set over  to  TWIN  FACES EAST ENTERTAINMENT CORPORATION, a Nevada Corporation,

all  of  his right, title and interest in and to those certain assets  more

particularly   described on Exhibit "A" attached hereto  and  made  a  part hereof by reference.

      To  have  and  to  hold the same unto TWIN FACES  EAST  ENTERTAINMENT

CORPORATION, its representatives, successors and assigns forever.

      The  undersigned hereby covenants that he is the lawful owner of said goods,  free  from the rightful claims of others and that he  shall  defend title to said goods against each and every person and persons whomsoever.

      IN  WITNESS WHEREOF, I have hereinafter set my hand this 6th  day  of

July, 1998



                                   /s/ Michael Smolanoff
                                   ----------------------------
                                      MICHAEL SMOLANOFF

                                EXHIBIT "A"

                              To Bill of Sale
                                   from
                             Michael Smolanoff
                                    to
                 Twin Faces East Entertainment Corporation

1-   READSPEAK

2-   PAGES FROM A RABBIT JOURNAL

3-   EINSTEIN FILM

4-   HIDDEN TREASURES OF THE WORLD (ST. LAURA)

5-   CARTOONVELOPES

6-   THE JUNGLE BUNCH

7-   BIXBEE

8-   THE TOWN THAT ARRESTED SANTA CLAUS

9-   DISTRIBUTION AGREEMENT:  CONGRESS HOME VIDEO

10-  DISTRIBUTION AGREEMENT:  CHANNEL AMERICA

11-  DISTRIBUTION AGREEMENT:  ARTIST VIEW ENTERTAINMENT

12-

13-

14-

15-

/s/ Michael Smolanoff                        7/6/98
------------------------------          ----------------------
Michael Smolanoff, President            Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                             Individual                    (title)
           -----------------------------------------------
          of                                           (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

READSPEAK PRODUCT



/s/Michael Smolanoff
Michael Smolanoff                       Company Name

                                        July 6, 1998
Title                                   Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                President                               (title)

     of American Entertainment International                (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

"Pages  From a Rabbit Journal" book/music and characters created by Michael

Smolanoff.

 I own 100% of American Entertainment a NJ Corporation




/s/Michael Smolanoff               American Entertainment International
Michael Smolanoff                  Company Name

President                          July 6, 1998
Title                              Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                             President                     (title)

     of   Panther Mountain Entertainment                    (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

Original Film of Albert Einstein from 1933/34.

I am the sole owner of Panther Mountain Entertainment



/s/Michael Smolanoff                    Panther Mountain Entertainment
-------------------------               -------------------------------
Michael Smolanoff                       Company Name

                                        July 6, 1998
Title                                   Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                          President                     (title)

     of   American Entertainment International              (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

St. Laura project

I am the sole owner of American Entertainment



/s/Michael Smolanoff               American Entertainment International
--------------------               --------------------------------------
Michael Smolanoff                  Company Name

     President                     July 6, 1998
-------------------------          ----------------------
Title                              Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                President                               (title)

       of        Real To Reel Production                 (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

Cartoonvelopes - creative stationary for children

I am the sole owner of Real To Reel Productions



/s/Michael Smolanoff                    Real To Reel Productions
-------------------------               ----------------------------
Michael Smolanoff                       Company Name

     President                          July 6, 1998
---------------------                   -------------------------
Title                                   Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                President                               (title)

     of   American Entertainment International              (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

The Jungle Bunch - stories for animation.

I am the sole owner of American Entertainment International



/s/Michael Smolanoff               American Entertainment International
------------------------           ------------------------------------
Michael Smolanoff                  Company Name

President                               July 6, 1998
---------------------              --------------------------
Title                              Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                President                               (title)

     of   American Entertainment International              (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

Bixbee - a CD ROM game and animation

I am the sole owner of American Entertainment International


/s/Michael Smolanoff               American Entertainment International
-------------------------          -------------------------------------
Michael Smolanoff                  Company Name

President                               July 6, 1998
---------------------              -----------------------------
Title                              Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                          President                     (title)

     of   American Entertainment International              (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

The Town that Arrested Santa Claus

I am the writer and composer of this project.

I am the sole owner of the company.




/s/Michael Smolanoff               American Entertainment International
--------------------------         ------------------------------------
Michael Smolanoff                  Company Name

President                               July 6, 1998
-------------------                --------------------------
Title                              Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                     President                          (title)

     of American Entertainment International                (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

Distribution  agreement  for  Pages From a Rabbit  Journal  with  Nightwing

Entertainment Group.

I am the sole owner of American Entertainment

Re: Congress Home Video


/s/Michael Smolanoff               American Entertainment International
------------------------           -------------------------------------
Michael Smolanoff                  Company Name

President                               July 6, 1998
-----------------------            ------------------------
Title                              Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                     President                          (title)

     of American Entertainment International                (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

Distribution  agreement  for  Pages From a Rabbit  Journal  with  Nightwing

Entertainment Group.

I am the sole owner of American Entertainment

Re: Channel America


/s/Michael Smolanoff               American Entertainment International
-------------------------          --------------------------------------
Michael Smolanoff                  Company Name

President                               July 6, 1998
----------------------             ------------------------
Title                              Date

                            GENERAL ASSIGNMENT


                           I, Michael Smolanoff,
                     President                          (title)

     of   Panther Mountain Entertainment                    (company),
hereby represent that I have clear and unconditional title to the asset, contract, agreement, or property described below and confer such asset or property free of any encumbrance or lien to TWIN FACES EAST ENTERTAINMENT CORPORATION.

Description of asset, contract, agreement or property:

Pages From a Rabbit Journal   distribution agreement.

I am the sole owner of Panther Mountain Entertainment


/s/Michael Smolanoff               Panther Mountain Entertainment
-------------------------          ---------------------------------
Michael Smolanoff                  Company Name

President                               July 6, 1998
--------------------               --------------------------
Title                              Date